SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                               AMENDMENT NO. 1 TO
                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  May 27, 1999

                           JPE, INC. (d/b/a ASCET INC)
             (Exact name of registrant as specified in its charter)

   Michigan                       0-22580                         38-2958730
(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                  Identification No.)
Incorporation)


            30400 Telegraph Road, Suite 401, Bingham Farms, MI 48025 (Address of principal executive offices, including zip code)


                                 (248)  723-5531
              (Registrant's telephone number, including area code)

                                   FORM 8-K/A


                                 AMENDMENT NO. 1


         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated as of May 27, 1999 and filed with the Securities and Exchange Commission on June 8, 1999, as set forth in the pages attached hereto:

     1.  Cover page

     2.  Item 7  Financial  Statements,  Pro  Forma  Financial  Information  and
                 Exhibits

                  (a)      Financial Statements of JPE, Inc.


                  (b)      Pro Forma Financial Information

                           Pro forma  Consolidated  Balance Sheet as of
                             March 31, 1999 (Unaudited)
                           Pro forma Consolidated  Statement of Operations for
                             the three months ended March 31, 1999  (Unaudited)
                           Pro forma  Consolidated  Statement of Operations for
                             the year ended December 31, 1998  (Unaudited)

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          JPE, INC. (d/b/a ASCET INC)



Dated:  August 6, 1999                      By:      /s/  Karen A. Radtke
                                                 -------------------------------
                                                     Karen A. Radtke
                                                     Secretary and Treasurer

Item 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS


(a) The historical financial statements of the Registrant have been filed in Form 10-K Annual Report for the year ended December 31, 1998. The
     Consolidated Financial Statements of the Registrant and Report of Independent Accountants dated April 1, 1999 are incorporated by reference.


(b)  Pro Forma Financial Information


                           JPE, INC. (d/b/a ASCET INC)
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma consolidated financial statements give effect to the following transactions:

o An investment to acquire approximately 95% of the voting securities of JPE, Inc. ("Registrant" or "Company") on May 27, 1999 by ASC Holdings LLC ("ASC") and Kojaian Holdings LLC ("Kojaian") in equal proportions for total consideration of $18,400,000 (the "Investment").

o A debt forgiveness of $16,487,029 from the Company's existing bank lenders (the "Bank Group") in exchange for approximately 1% of the voting securities of the Company (the "Bank Debt Forgiveness"). The debt forgiveness will be accounted for as an extraordinary item in the quarter ended June 30, 1999.

o The execution of the reorganization plans of Company's subsidiaries, Plastic Trim, Inc. ("PTI") and Starboard Industries, Inc. ("Starboard") which were confirmed by the Bankruptcy Court on April 16, 1999. Certain vendors of these subsidiaries agreed to accept 30% of their pre-bankruptcy account balances constituting a forgiveness of liabilities of approximately $3,793,000 (the "Bankruptcy Debt Forgiveness").

o The sale of Industrial & Automotive Fasteners, Inc. ("IAF"), the Registrant's fastener business segment, is being accounted for as discontinued operations. The beginning balances have been restated to eliminate the accounts of IAF.

The Pro Forma Condensed Consolidated Balance Sheet at March 31, 1999 reflects the Investment, the Bankruptcy Debt Forgiveness, and Bank Debt Forgiveness transactions as if they were completed on March 31, 1999. The Pro Forma Condensed Consolidated Statements of Operations for the three month period ended March 31, 1999 and the year ended December 31, 1998 reflect the transactions as if they had been completed as of January 1, 1999 and January 1, 1998, respectively.

The pro forma data does not purport to be indicative of the results which would actually have been reported if these transactions had occurred on such dates or which may be reported in the future. The pro forma data should be read in conjunction with the historical financial statements of Registrant and the related notes to such financial statements.

The allocation of the purchase price to the assets and liabilities of JPE, Inc. is a preliminary estimate. The actual allocation, when finalized, might be different than the preliminary estimate.

                            JPE, INC. d/b/a ASCET INC

                 Pro Forma Condensed Consolidated Balance Sheet
                              as of March 31, 1999
                            (Unaudited in thousands)
                                                                                     Pro Forma    Pro Forma
                                                Adjustment for      Pro Forma for    Prior to   Adjustments
                                   ASCET        Elimination of       Liabilities     Purchase     Purchase                  ASCET
                               Consolidated  of Equity Method (1)  Forgiveness (2)  Transaction Transaction             Consolidated

Cash and cash equivalents        $   695              $      142             -         $   837          -                   $    837
Accounts receivables
  trade, net                       8,331                  20,204             -          28,535          -                     28,535
Inventory, net                    13,692                   5,713             -          19,405     $    557  (a)              19,962
Other current assets               1,243                   1,403             -           2,646        2,777  (b)(k)            5,423
                                 --------------------------------------------------------------------------                 --------
Total current assets              23,961                  27,462             -          51,423        3,334                   54,757

Investment in affiliated
  companies                       16,817                 (16,817)            -             -            -                        -
Net fixed assets                  10,364                  20,178             -          30,542          856  (c)              31,398
Goodwill                           5,445                     -               -           5,445       (3,108) (d)(l)            2,337
Other assets, long term              654                     -               -             654          188  (d)(e)              842
                                ---------------------------------------------------------------------------                 --------
Total assets                    $ 57,241              $   30,823       $     -         $88,064     $  1,270                 $ 89,334
                                ===========================================================================                 ========

Short -term and current
  portion long-term debt        $ 67,448              $   21,469       $ (16,487)      $72,430     $(13,715) (f)(g)         $ 58,715
Accounts payable trade             4,768                   6,387          (3,711)        7,444       (2,845) (g)               4,599
Accrued liabilities                1,819                   2,632             (35)        4,416           -                     4,416
Other current liabilities            569                     (16)            -             553           -                       553
                                ---------------------------------------------------------------------------                 --------
Total current liabilities         74,604                  30,472         (20,233)       84,843      (16,560)                  68,283

Other long-term accrued
  liabilities                        319                      68             (47)          340          -                        340
Long-term debt                        38                     283             -             321          -                        321
Deferred income taxes                -                       -               -             -          1,174 (k)                1,174

Common stock and paid
  in capital                      28,051                     -               -          28,051      (25,718) (f)(h)(j)         2,333
Preferred stock                      -                       -               177           177       16,413  (f)              16,590
Preferred stock warrants             -                       -               -             -            293  (i)                 293
Retained earnings                (45,771)                    -            20,103       (25,668)      25,668  (h)                 -
                                ---------------------------------------------------------------------------                 --------
Total stockholders' equity       (17,720)                    -            20,280         2,560       16,656                   19,216
                                ---------------------------------------------------------------------------                 --------

Total liabilities and
  stockholders' equity          $ 57,241              $   30,823       $     -         $88,064      $ 1,270                 $ 89,334
                                ===========================================================================                 ========

The  following  columns  reflect   changes to JPE, Inc.  consolidated  financial
statements to show the effect of settlement of the Chapter 11 Bankruptcy case for PTI and Starboard.

1) This column eliminates equity method accounting for PTI and Starboard at March 31, 1999 to reflect the consolidated accounts for JPE, Inc.

2) This column shows the liabilities that were forgiven as settlement prior to purchase by ASC and Kojaian. JPE's Bank Group forgave $16,487,029 of debt in exchange for 20,650.115 shares of Preferred Stock with an estimated fair market value of $177,000. In addition, certain vendors of PTI and Starboard agreed to accept 30% of their pre-bankruptcy account balances, which resulted in a forgiveness of approximately $3,793,000.

The following adjustments were made to give effect to the purchase by ASC and Kojaian of 95% of JPE, Inc. voting securities.

a)   To reflect inventory at fair market value at the acquisition date.

b) To record the costs, of approximately $627,000, associated with the borrowings used to finance the purchase, which will be amortized over the term of the debt.

c) To increase fixed assets to appraised value that approximates fair market value. Long-term assets held for resale are valued at estimated net realizable value.

d)   To eliminate previously recorded goodwill of $339,000.

e) To record the asset for the plan assets in excess of the projected benefit obligation for PTI's Hourly Pension Plan.

f) To record the investment made by ASC and Kojaian of $16,413,274 for 1,952,352.19 shares of First Series Preferred Shares and $1,986,726 for 9,441,420 shares of common stock. These proceeds were used to reduce debt.

g) To record borrowings utilized to retired JPE remaining debt, after the Bank Debt Forgiveness, of approximately $47.9 million. In addition, funds were borrowed of approximately $4.4 million to pay balances owed the pre-bankruptcy unsecured creditors and fees and accrued interest associated with the termination of JPE's financing.

h) To reduce the capital accounts of JPE, Inc. to reflect the 4% interest of the JPE, Inc.'s shareholders, of $46,000, which represents approximately 4% of shareholders' equity before the ASC and Kojaian investment.

i) To record the value of the 422,601.437 warrants to purchase First Series Preferred Shares issued to JPE's public shareholders and the Bank Group at estimated fair value of approximately $293,000.

j) ASC and Kojaian direct costs related to the acquisition of $300,000 has been recorded as additional paid in capital.

k)   To  record  deferred  taxes   associated  with  the  above  purchase  price
     adjustments and re-establish the deferred taxes of JPE, Inc., net of a valuation reserve of $3.2 million.

l) To record goodwill for the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed.

                            JPE, INC. d/b/a ASCET INC

            Pro Forma Condensed Consolidated Statement of Operations
                    for the Three Months Ended March 31, 1999
                            (Unaudited in thousands)
                                                                         Pro Forma    Pro Forma
                                         Adjustment for    Eliminate     Prior to    Adjustments      Pro Forma
                     ASCET   Disposition Elimination of  Non-recurring   Purchase     Purchase          ASCET
                    Consol.  JPE Canada  Equity Method   Transactions   Transaction  Transaction       Consol.
                                 (1)         (2)             (3)
Net sales           $14,159   $    -      $25,703             -         $39,862      $    -           $39,862

Cost of goods
  sold               10,315        -       22,376             -          32,691      $   (215)(a)(b)   32,476
                    -------------------------------------------------------------------------         -------

Gross profit          3,844        -        3,327             -           7,171           215           7,386

Selling and
  administrative
  expenses            3,252        -        1,768             -           5,020           (22)(c)       4,998
                    -------------------------------------------------------------------------         -------

Operating
  profit                592        -        1,559             -           2,151           237           2,388


Affiliates
  companies
  income             (3,718)     2,621      1,097             -             -             -               -

Other expenses          258        -           24        $   (282)          -             -               -
                    -------------------------------------------------------------------------         -------

Income (loss) from
  continuing
  operations
  before interest
  and taxes and
  extraordinary
  items               4,052     (2,621)       438             282         2,151           237           2,388

Interest expense,
  net                 1,660        -          434             -           2,094          (670)(d)       1,424
                    -------------------------------------------------------------------------         -------

Income (loss) from
  continuing
  operations
  before taxes and
  extraordinary
  items               2,392     (2,621)         4             282            57           907             964

Income tax
  expense                71        -            4             -              75           264 (e)         339
                    -------------------------------------------------------------------------         -------
Income (loss)
  from continuing
  operations before
  extraordinary
  items             $ 2,156   $ (2,621)   $   -          $    282       $   (18)      $   643         $   625
                    =========================================================================         =======

Basic earnings per
  share from
  continuing
  operations: (f)
    Common stock    $  0.50                                                                           $  0.01
    Preferred stock     N/A                                                                           $  0.28

Earnings per share
  from continuing
  operations
  assuming
  dilution: (f)
    Common stock    $  0.50                                                                           $  0.01
    Preferred stock     N/A                                                                           $  0.26

The following columns reflect changes to JPE, Inc. consolidated financial statements to show the effect of the sale of certain subsidiaries and the settlement of the Chapter 11 Bankruptcy case for PTI and Starboard.

1) This column eliminates the amounts related to JPE Canada ("JPEC") which was sold in the first quarter of 1999.

2) This column eliminates equity method accounting for PTI and Starboard at March 31, 1999 to reflect the consolidated accounts for JPE, Inc.

3) To eliminate costs associated with the bankruptcy. This adjustment is to eliminate the effects of an unusual event.

The following adjustments were made to give effect to the purchase by ASC and Kojaian of approximately 95% of JPE, Inc. voting securities.

a) To reduce cost of sales by $452 thousand for the adjustment of depreciation based on the fair market value of the assets.

b) Increase cost of sales by $237 thousand to recognize the higher cost allocated to inventory based on fair market value.

c) To reduce amortization of Goodwill by $22 thousand. The goodwill recognized in the purchase of $2.3 million is being amortized over 15 years.

d) To adjust interest expense for debt financing for the purchase and the amortization deferred debt costs.

e) To adjust tax expense at an effective tax rate of 38.4% less net operating loss carryforward tax benefit of $76 thousand.

f) The Investment included the issuance of First Series Preferred Shares with the same rights and privileges of the common stock, one share of First Series Preferred Shares granting rights is equal to 50 shares of common stock. Therefore, the First Series Preferred Shares constitute a participating security and requires the utilization of the "two-class method" for computing earnings per share. Under this method, the earnings are allocated based on ownership percentage. The common shareholders have approximately 12.5% of the ownership.


                           JPE, INC. d/b/a ASCET INC

            Pro Forma Condensed Consolidated Statement of Operations
                      for the Year Ended December 31, 1998
                            (Unaudited in thousands)
                                                                        Pro Forma     Pro Forma
                                         Adjustment for   Eliminate      Prior to    Adjustments      Pro Forma
                     ASCET   Disposition Elimination of  Non-recurring   Purchase     Purchase          ASCET
                    Consol.    of Subs.  Equity Method    Transactions  Transaction  Transaction        Consol.
                                 (1)         (2)             (3)
Net sales           $171,780  $(42,168)   $29,080             -        $158,692           -            $158,692

Cost of goods
  sold               151,802   (41,454)    26,164             -         136,512      $ (2,019)(a)(b)    134,493
                    -------------------------------------------------------------------------          --------

Gross profit (loss)   19,978      (714)     2,916             -          22,180         2,019            24,199

Selling and
  administrative
  expenses            25,583    (4,149)     2,264        $  (756)        22,942          (711)(c)        22,231
                    -------------------------------------------------------------------------          --------

Operating profit
  (loss)              (5,605)    3,435        652            756           (762)        2,730             1,968

Charge for
  subsidiaries
  under court order
  protection          28,490    (1,935)       -          (26,555)           -             -                 -

Affiliates
  companies losses     1,713    (1,173)      (540)           -              -             -                 -


Loss on sale of
  Allparts, Inc.       5,190    (5,190)       -              -              -             -                 -

Other expenses         1,886      (516)       724         (2,094)           -             -                 -
                    -------------------------------------------------------------------------          --------

Income (loss) from
  continuing
  operations
  before interest
  and taxes and
  extraordinary
  items              (42,884)   12,249        468         29,405           (762)        2,730             1,968

Interest expense,
  net                 11,213      (973)       400            -           10,640        (4,705)(d)         5,935
                    -------------------------------------------------------------------------          --------
Income (loss) from
  continuing
  operations
  before taxes and
  extraordinary
  items              (54,097)   13,222         68         29,405        (11,402)        7,435            (3,967)

Income tax
  expense             (1,035)     (829)        68            -           (1,796)        2,506 (e)           710
                    -------------------------------------------------------------------------          --------
Income (loss)
  from continuing
  operations before
  extraordinary
  items            $ (53,062) $ 14,051    $   -          $29,405       $ (9,606)     $  4,929          $ (4,677)
                   ==========================================================================          ========
Basic loss per
  share from
  continuing
  operations: (f)
    Common stock    $(11.53)                                                                           $ (0.04)
    Preferred stock     N/A                                                                            $ (2.07)

Loss per share
  from continuing
  operations
  assuming
  dilution: (f)
    Common stock    $(11.53)                                                                           $ (0.04)
    Preferred stock     N/A                                                                            $ (2.07)


The following columns reflect changes to JPE, Inc. consolidated financial statements to show the effect of the sale of certain subsidiaries and the settlement of the Chapter 11 Bankruptcy case for PTI and Starboard.

1) This column eliminates the amounts related to Allparts, Inc. and JPEC which were sold in 1998 or 1999 prior to the Investment, the Bank Debt Forgiveness and the Bankruptcy Debt Forgiveness.

2) This column eliminates equity method accounting for PTI and Starboard at December 31 1998 to reflect the consolidated accounts for JPE, Inc.

3) To eliminate the effect of costs related to the bankruptcy. This adjustment includes the elimination of a 15% discount to major customers as ordered by the Bankruptcy Court, write-down of goodwill and fixed assets for an impairment of value and professional fees for costs incurred.

The following adjustments were made to give effect to the purchase by ASC and Kojaian of approximately 95% of JPE, Inc. voting securities.

a) To reduce cost of sales by $2.6 million for the adjustment of depreciation based on the fair market value of the assets.

b) Increase cost of sales by $557 thousand to recognize the higher cost allocated to inventory based on fair market value.

c)   To  reduce  amortization  of  Goodwill  by  $711  thousand.   The  goodwill
     recognized in the purchase of $2.3 million is being amortized over 15 years.

d) To adjust interest expense for debt financing for the purchase and the amortization deferred debt costs.

e) To record tax expense at an effective rate of 38.4% related to the purchase adjustment, net of utilization net operating loss carryforward of $76 thousand.

f) The Investment included the issuance of First Series Preferred Shares with the same rights and privileges of the common stock, one share of First Series Preferred Shares granting rights is equal to 50 shares of common stock. Therefore, the First Series Preferred Shares constitute a participating security and requires the utilization of the "two-class method" for computing earnings per share. Under this method, the earnings are allocated based on ownership percentage. The common shareholders have approximately 12.5% of the ownership.
